Exhibit 10.108

CERTAIN INFORMATION OF THIS DOCUMENT HAS BEEN REDACTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***].”

CHANGE ORDER

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00270 Contractor Change Number: SC0146

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: November 20, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: TRA INCREASE FOR OCTOBER 2025
The EPC Agreement between the Parties listed above is changed as follows:
BACKGROUND:
In accordance with Section 2c of Attachment FF, Parties have agreed to update Schedule FF-1 to include new Covered Items as listed in this Change Order and to increase the Total Reimbursement Amount (TRA) in the amount of the Actual Tariffs paid with respect to these Equipment such that the Actual Tariffs paid may be included in Contractor’s October 2025 invoice.
CHANGE:

1.First Amended Attachment FF, First Amended Schedule FF-1 (U.S. Tariffs and Duties Basis and Assumptions) - shall be updated as provided in Attachment 1 to this Change Order to include new Covered Items (as listed below) and the amount of the Actual Tariffs paid with respect to these Equipment.
[***]

For clarity, additional quantities of the Equipment described above are expected to be imported by Contractor. The updated First Amended Schedule FF-1 attached hereto will be subject to additional revision to include the Actual Tariffs paid on such future shipments of Equipment.
Attachments supporting this Change Order:
Attachment 1 – First Amended Schedule FF-1, as updated by this Change Order

Adjustments to Contract Price
1)	The original Contract Price was	$8,658,280,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$693,474,472
3)	The Contract Price prior to this Change Order was	$9,351,754,472
4)	The Aggregate Equipment Price will be unchanged by this Change Order in the amount of	$—
5)	The Aggregate Labor and Skills Price will be unchanged by this Change Order in the amount of	$—
6)	The total Aggregate Equipment, Labor and Skills Price will be unchanged by this Change Order in the amount of	$—
7)	The new Contract Price including this Change Order will be	$9,351,754,472
Adjustment to Key Dates:
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified)

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria: (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones): N/A
Impact on Maximum Cumulative Payment Schedule: N/A
Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: The Parties have agreed to return the Total Reimbursement Amount of $76,262,131 as established by the First Amended Attachment FF executed as of the 18th day of May 2023. The Total Reimbursement Amount is changed from $76,262,131 to $86,221,114 an increase of $9,958,983.

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change, subject to exceptions herein: Initials: SFO Contractor AT Owner

[B] ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change, subject to the below:~~
~~Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

November 20, 2025	November 20, 2025
Date of Signing	Date of Signing

CHANGE ORDER

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00165 Contractor Change Number: SC0143
OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: December 12, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: TUGBOAT OFFICE FACILITIES WATER AND ELECTRIC CONNECTIONS
The EPC Agreement between the Parties listed above is changed as follows:

BACKGROUND:
Owner’s tug services provider, Gulf LNG Tugs of Brownsville, LLC (“TugCo”), will establish an operations office at the Site which will require water and electric service. These utility service extensions have not been included in the Scope of Work.

CHANGE:
1.Electric Service Feeder – Contractor shall perform all Work necessary to install a 480V, 3-phase, 75 kVA power feeder from the MOF substation to TugCo office area as generally located in Figure 1 (Utility Service Connections). The feeder shall include circuit breaker, cable, and raceway. Contractor shall coil thirty (30) feet of spare cable for TugCo’s final preparation and termination. Following installation, Contractor shall test the cable per project specifications and protect the cable from moisture and mechanical damage by sealing with a heat shrink sleeve and enclosing in a wooden box.
2.Water Service – Contractor shall perform all Work necessary to connect a 1” water line (without metering capability) from the 3” water supply line currently designed to serve the tug berth to the TugCo office area as generally located in Figure 1 (Utility Service Connections). The water line shall include an isolation valve and valve box.
Figure 1 – Utility Service Connections
[***]

The electrical work implemented under this Change Order may reduce the design margin of the capacity of the associated transformer. Notwithstanding the requirements of section 6.2A, section 6.4 and section 6.8(b) of the Agreement and subject to the requirements of section 6.10, should it be determined, in Contractor’s reasonable opinion, that the cumulative impact of Change Orders result in a material reduction in the design margin, then Owner and Contractor shall mutually determine to execute either a technical deviation for such reduction in design margin or a separate Change Order to increase the transformer capacity as required.
Notwithstanding the requirements of section 6.2A, section 6.4 and section 6.8(b) of the Agreement and subject to the requirements of section 6.10, if the scope performed under this Change Order delays the commencement, prosecution or completion of the Work, Contractor shall be entitled to a separate Change Order for adjustment to the Key Dates, if such delay affects the performance of any Work that is on the critical path of the Monthly Updated CPM Schedule.
Attachments supporting this Change Order: N/A

Adjustments to Contract Price
1)	The original Contract Price was	$8,658,280,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$693,877,472
3)	The Contract Price prior to this Change Order was	$9,352,157,472
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$1,521,800
7)	The new Contract Price including this Change Order will be	$9,353,679,272
Adjustment to Key Dates:
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00165_SC0143 will be incorporated in Change Order EC00259_SC0144 to be executed in 4Q-2025.

Impact on Maximum Cumulative Payment Schedule:

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00165_SC0143 will be incorporated in Change Order EC00259_SC0144 to be executed in 4Q-2025.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: Will be assessed prior to Substantial Completion of Train 2.

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change, subject to exceptions herein:     Initials: SFO Contractor AT Owner
[B]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change, subject to the below:                    Initials:  Contractor  Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

December 12, 2025	December 12, 2025
Date of Signing	Date of Signing

CHANGE ORDER

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement for Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00225 Contractor Change Number: SC0128
OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: December 12, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: AEP INTERCONNECT - TEMPORARY RELAY PROTECTION AND RTU INTERFACE
The EPC Agreement between the Parties listed above is changed as follows:

BACKGROUND:
Owner has engaged AEP Texas, Inc. (AEP) to have permanent electrical power to the Facility through the Pompano switchyard on, or before, the date agreed by Contractor and Owner in Attachment V (Owner Furnished Items). To serve the Facility’s electrical load prior to completing the construction of the switchyard, AEP is installing additional air-insulated equipment, with its associated protection, control, and communication equipment (“Additional Equipment”) in the Pompano switchyard to serve the Facility’s electrical load until the load can be served by gas-insulated equipment. This Additional Equipment is shown in Attachment 1 (AEP Dwg. No. 1U-1L01, Rev. 0; One Line Diagram – Metering & Relaying) to this Change Order. Disruption of electrical service, for the purpose of transferring the Facility’s electrical load from the Additional Equipment to the gas-insulated equipment, is not anticipated. No Work associated with such transfer is included in the Contract Price and CPM Schedule or in this Change Order.
Contractor’s protective relays and remote terminal unit (RTU) located in Main Intake Substation #1 (MIS1) must interface with the Additional Equipment to ensure the safe and reliable delivery of electrical power at the point of interconnect defined in Change Order EC00166_SC0093 (138kV Point of Interconnect Location).

CHANGE:

Contractor to perform all Work to properly interface with the Additional Equipment in the Pompano switchyard. Work shall include, but not limited to, the following:
1)Complete all required modifications to MIS1 operating/interlocking logic related to the Additional Equipment as depicted in Attachment 1 to this Change Order.
2)Prepare and implement additional MIS1 protective relay settings and perform testing and commissioning of the protective relays to perform in conjunction with the Additional Equipment as depicted in Attachment 1 to this Change Order.
3)Engineer, install, test, and commission the RTU located in MIS1 and the Electrical Control and Monitoring System (ECMS) with I/O list tags specific to the Additional Equipment to safely monitor and operate the Facility.

This Change Order does not change Owner’s obligations to provide a permanent electrical power from the Pompano switchyard per the Attachment V.

Contractor’s Warranties for the Work described in the Change section above shall apply only to such Work.

Attachments to support this Change Order:

Attachment 1 – AEP Dwg. No. 1U-1L01, Rev. 0; One Line Diagram – Metering & Relaying

Adjustments to Contract Price
1)	The original Contract Price was	$8,658,280,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$693,474,472
3)	The Contract Price prior to this Change Order was	$9,351,754,472
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$403,000
7)	The new Contract Price including this Change Order will be	$9,352,157,472
Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00225_SC0128 will be incorporated in Change Order EC00259_SC0144 to be executed in 4Q-2025.

Impact on Maximum Cumulative Payment Schedule:

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00225_SC0128 will be incorporated in Change Order EC00259_SC0144 to be executed in 4Q-2025.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: Will be assessed prior to Substantial Completion of Train 2.

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change subject to the exceptions herein:    Initials: SFO Contractor AT Owner

[B]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change, subject to the below:                        Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

December 12, 2025	December 12, 2025
Date of Signing	Date of Signing

CHANGE ORDER

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement for Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00259 Contractor Change Number: SC0144

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: December 17, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: ATTACHMENT C – UPDATE FOR Q4 2025 CHANGE ORDERS

BACKGROUND:

Owner and Contractor executed Change Orders to the Agreement that deferred the changes to Attachment C. The changes to Attachment C from each of the Change Orders listed in Table 1 (Previously Executed Change Orders Requiring Incorporation into Attachment C) are to be incorporated into Attachment C as provided for in this Change Order EC00259_SC0144.

Table 1 – Previously Executed Change Orders Requiring Incorporation into Attachment C

Owner Change Number	Contractor Change Number	Description
EC00204	SC0116	Process Line and Equipment Labeling and Tagging
EC00225	SC0128	AEP Interconnect - Temporary Relay Protection and Scada Interface Schemes
EC00165	SC0143	Tugboat Office Facilities Electric and Water Connections
EC00271	SC0147	Attachment KK - Current Index Value Updates for Q3 2025

CHANGE:

The EPC Agreement between the Parties listed above is changed as follows:

1.First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown) – This appendix shall be updated per the Appendix 1 (Contract Price Breakdown) as provided in Attachment 1 to this Change Order.
2.First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones) – This schedule shall be updated per the Schedule C-2 (Payment Milestones) as provided in Attachment 2 to this Change Order.
3.First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule) – This schedule shall be updated per the Schedule C-3 (Maximum Cumulative Payment Schedule) as provided in Attachment 3 to this Change Order.

Attachments to support this Change Order:

Attachment 1 – First Amended Appendix 1 (Contract Price Breakdown), as updated by this Change Order
Attachment 2 – First Amended Schedule C-2 (Payment Milestones), as updated by this Change Order
Attachment 3 – First Amended Schedule C-3 (Maximum Cumulative Payment Schedule), as updated by this Change Order

Adjustments to Contract Price
1)	The original Contract Price was	$8,658,280,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$696,017,545
3)	The Contract Price prior to this Change Order was	$9,354,297,545
4)	The Aggregate Equipment Price will be unchanged by this Change Order in the amount of	$—
5)	The Aggregate Labor and Skills Price will be unchanged by this Change Order in the amount of	$—
6)	The total Aggregate Equipment, Labor and Skills Price will be unchanged by this Change Order in the amount of	$—
7)	The new Contract Price including this Change Order will be	$9,354,297,545
Adjustment to Key Dates
The following Key Dates are modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria:

Impact on Payment Schedule (including, as applicable, Payment Milestones):

The Schedule C-2 (Payment Milestones) is updated as provided in Attachment 2.

Impact on Maximum Cumulative Payment Schedule:

The Schedule C-3 (Maximum Cumulative Payment Schedule) is updated as provided in Attachment 3.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change.    Initials: SFO Contractor A T Owner
~~[B]Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change.    Initials: ___ Contractor ___ Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

December 17, 2025	December 17, 2025
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement for Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00271 Contractor Change Number: SC0147
OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: December 17, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: ATTACHMENT KK - CURRENT INDEX VALUE UPDATES FOR Q3-2025
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

BACKGROUND

Pursuant to Section 1.2 of First Amended Attachment KK, the Contract Price will be adjusted quarterly to reflect the cumulative amount of Rise and Fall for the commodities listed in the First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculations). The commodities as listed in First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculation) which are subject to Rise and Fall during the Transaction Period of Q3-2025 are:

•WIRE AND CABLE (COPPER)
•CONSTRUCTION FUEL

CHANGE

1.First Amended Attachment KK, First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculation) shall be updated per the First Amended Appendix 1 (Commodity Price Rise and Fall Calculation) as provided in Attachment 1 to this Change Order.

Attachments:
•Attachment 1 – First Amended Attachment KK, First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculation), as updated by this Change Order
•Attachment 2 – Contract Price Adjustment Calculation

Adjustments to Contract Price
1)	The original Contract Price was	$8,658,280,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$695,399,272
3)	The Contract Price prior to this Change Order was	$9,353,679,272
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be unchanged by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$618,273
7)	The new Contract Price including this Change Order will be	$9,354,297,545
Adjustment to Key Dates:
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified)

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.

The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria: (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00271_SC0147 will be incorporated in Change Order EC0259_SC0144 to be executed in 4Q-2025.

Impact on Maximum Cumulative Payment Schedule:

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00271_SC0147 will be incorporated in Change Order EC00259_SC0144 to be executed in 4Q-2025.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: Will be assessed prior to Substantial Completion of Train 2.

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change: Initials SFP Contractor A T Owner
~~[B]Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change, subject to the below:~~
~~Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

December 17, 2025	December 17, 2025
Date of Signing	Date of Signing